UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 25, 2012

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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(d) On April 25, 2012, the Board of Directors of Diamond Hill Investment Group,
Inc., an Ohio corporation ("the Company"), appointed Mr. Bradley C. Shoup to serve as a director. The Company's Board of Directors appointed Mr. Shoup, who is considered an independent director, upon the recommendation of its Nominating and Governance Committee. Mr. Shoup's term of office will continue until the next annual meeting of shareholders and until his successor is elected and duly qualified. Mr. Shoup has been appointed to the Company's
Audit Committee.

Mr. Shoup, age 53, is Managing Director of Cox Partners Inc., a private investment partnership in a family office. From 2007-2011, he was Chief Investment Officer of Armstrong Equity Partners LP, a private investment partnership in the same family office. Prior to joining Armstrong, Mr. Shoup was President of BCS Capital Inc, an investment advisory firm from 2003-2006. Prior to BCS Capital, he was a founding member of Relational Investors LLC, an institutional investment management firm. Mr. Shoup has over 20 years experience in the investment management industry.

Mr. Shoup received a M.S. degree from the Sloan School of Management at Massachusetts Institute of Technology and a B.S. in Civil Engineering with Distinction from The University of Kansas.

There are no arrangements or understandings between Mr. Shoup and any other person pursuant to which Mr. Shoup was appointed as a director. There are no transactions in which Mr. Shoup has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Shoup will be compensated in a manner consistent with the Company's current directors.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.



Date: April 27, 2012                        By: /s/ James F. Laird
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                                            James F. Laird, Chief Financial
                                            Officer and Secretary